EXHIBIT 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 8, 2011, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the domestic subsidiaries of the Borrower who are or may become party thereto, the several banks and other financial institutions as may from time to time become parties thereto and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 15, 2007 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as more fully set forth herein; and

WHEREAS, the Required Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1           New and Amended Definitions.

(a)           The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August [_], 2011, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall mean the date that the First Amendment is effective.

“Incremental Asset Disposition Proceeds” shall mean the Net Cash Proceeds from Asset Dispositions in excess of $20,000,000 in the aggregate (for all Asset Dispositions) received by any Credit Party or any of their Subsidiaries during any four (4) Fiscal Quarter period.

“Total Liquidity Amount” shall mean, as of any date of determination, (a) the amount that the Borrower is able to borrow on such date under the Revolving Committed Amount without a Default or Event of Default occurring or existing after giving pro forma effect to such borrowing plus (b) Unrestricted Cash.

“Unrestricted Cash” shall mean, as of any date of determination, Cash and Cash Equivalents of the Credit Parties that are readily available to the Credit Parties that are not subject to any Lien other than a Lien in favor of the Administrative Agent, on behalf of the Lenders and the Hedging Agreement Providers.

(b)           The following definition in Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)
The definition of “Excluded Taxes” is amended by inserting a comma immediately following clause (b) thereof, deleting the word “and” immediately prior to clause (c) thereof, and adding the following language immediately following clause (c) thereof:

and (d) any United States federal withholding taxes imposed under Sections 1471 through 1474 of the Code as of the date hereof, or any amended version or successor provision that is substantively comparable thereto, and, in each case, any regulations promulgated thereunder and any interpretation or other guidance issued in connection therewith (including, for the avoidance of doubt, any such regulations, interpretations and other guidance promulgated or issued after the date hereof).

1.2           Amendment to Section 2.4(a).  Section 2.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)           Issuance.  Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Revolving Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed ONE HUNDRED SIXTY MILLION DOLLARS ($160,000,000) (the “LOC Committed Amount”), (ii) the sum of outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not at any time exceed the Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in Dollars and

(iv) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers’ compensation and other insurance programs, and trade letters of credit.  Except as otherwise expressly agreed upon by all the Revolving Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date (or potential draw date) extending beyond the date that is ten (10) days prior to the Revolving Commitment Termination Date (including an expiry date after the Revolving Commitment Termination Date), unless such Letter of Credit is or will be cash collateralized (x) by an amount equal to 105% of the maximum amount available to be drawn thereunder and (y) on other terms satisfactory to the Issuing Lender.  Each Letter of Credit shall comply with the related LOC Documents.  The issuance and expiry date of each Letter of Credit shall be a Business Day.  Any Letters of Credit issued hereunder shall be in a minimum original face amount of $25,000 (or such lesser amount as approved by the Issuing Lender).  Wachovia, or Wells Fargo Bank, National Association, as its successor-by-merger, shall be the Issuing Lender on all Letters of Credit issued after the Closing Date.  The Borrower’s reimbursement obligations in respect of each Existing Letter of Credit, and each Lender’s participation obligations in connection therewith, shall be governed by the terms of this Credit Agreement.

1.3           Amendment to Section 2.8(b)(ii).  Section 2.8(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii)           Asset Dispositions.

(A)           Subject to clause (B) below, promptly following any Asset Disposition by any Credit Party or any of their Subsidiaries in excess of $15,000,000 in the aggregate (for all Asset Dispositions) in any four (4) Fiscal Quarter period, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from all Asset Dispositions made during such four (4) Fiscal Quarter period (such prepayment to be applied as set forth in clause (vi) below); provided, however, that so long as no Default or Event of Default has occurred and is continuing, such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that the Borrower intends to reinvest such Net Cash Proceeds in additional assets or properties utilized or intended to be utilized in any business permitted under Section 6.12 (including Permitted Acquisitions) within 360 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested by the end of the applicable period shall be applied to repay the Loans and/or cash collateralize the LOC Obligations immediately thereafter as set forth in clause (vi) below; and

(B)           Notwithstanding the provisions of clause (A) above, in the case of any Asset Disposition permitted pursuant to Section 6.7(c)(i)(A) in excess of $20,000,000 in the aggregate (for all Asset Dispositions) in any four (4) Fiscal Quarter period, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to fifty percent (50%) of the Incremental Asset Disposition Proceeds (such prepayment to be applied as set forth in clause (vi) below) and the remainder of such Incremental Asset Disposition Proceeds shall be subject to the prepayment provisions set forth in clause (ii)(A) above.

1.4           Amendment to Section 6.2(c).  Section 6.2(c) is amended by deleting the word “or” immediately prior to clause (iv) thereof, and adding the following language immediately following clause (iv) thereof:

or (v) prohibitions on Liens (other than Liens securing the Credit Party Obligations) established in connection with any Indebtedness permitted under Section 6.1(f),

1.5           Amendment to Section 6.5(c).  Clause (c) in the proviso in Section 6.5 of the Credit Agreement is hereby amended to insert “Section 6.1(e) or” immediately prior to the reference to “Section 6.1(f)” in such clause.

1.6           Amendment to Section 6.5(e). Clause (e) in the proviso in Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)           so long as the Borrower is in pro forma compliance with the Senior Secured Leverage Incurrence Test and no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Junior Payments in an aggregate amount not to exceed (i) (A) $35,000,000 per Fiscal Year plus (B) the unused amount available for Restricted Junior Payments under this Section 6.5 for any preceding Fiscal Year commencing with the Fiscal Year 2011; plus (ii) the amount of Excess Cash Flow not required to be prepaid pursuant to Section 2.8(b)(v) for the previous Fiscal Year; provided, further, that with respect to any Restricted Junior Payment made to repay all or a portion of the outstanding principal owing with respect to any Subordinated Indebtedness existing as of the First Amendment Effective Date, the Total Liquidity Amount shall be at least $85,000,000 immediately after giving effect to such Restricted Junior Payment.

1.7           Amendment to Section 6.7(c).  Section 6.7(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)           subject to Section 6.11, the Borrower and its Subsidiaries may make (i) asset sales and dispositions (including sales and dispositions of underperforming assets) not otherwise permitted by this Section 6.7 of assets having a fair market value not in excess of (A) $40,000,000 in the aggregate during any four Fiscal Quarter period and (B) $90,000,000 in the aggregate during the term of this Credit Agreement; provided that properties acquired in Permitted Acquisitions shall be excluded from the foregoing baskets to the extent the sale of such properties is contemplated at the time of such Permitted Acquisitions, and (ii) sale and leasebacks permitted by Section 6.8; provided that (A) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof, (B) at least 80% of the consideration received shall be Cash and (C) the Net Cash Proceeds of such asset sales shall be applied as required by Section 2.8(b)(ii).

1.8           Amendment to Section 6.7(d)(vii).  Section 6.7(d)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vii)           with respect to any single acquisition (or series of related acquisitions) of 20 or more stores or any single acquisition (or series of related acquisitions) where the purchase price is equal to or greater than $20,000,000, such Person has EBITDA (or the EBITDA reasonably attributed to the stores for such Person) for the twelve month period ending as of the most recent Fiscal Quarter end of such Person prior to the acquisition date in an amount greater than $0, after giving effect to all adjustments to EBITDA permitted pursuant to Regulation S-X and any cost savings or synergies acceptable to the Administrative Agent;

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.                                           This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b)           Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

 (c)           Fees.  The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and, subject to the terms of the Engagement Letter, dated August [_], 2011 (the “Engagement Letter”), between the Borrower and the Administrative Agent, King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d)           Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

3.2           Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)           No Default or Event of Default exists before or after giving effect to this Amendment.

(e)           The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders and the Hedging Agreement Providers, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(f)           The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3           Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4           Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5           Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, subject to the terms of the Engagement Letter, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6           Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7           Entirety.  This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9           Survival.  Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

3.10           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.12           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

THE PANTRY, INC.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the Borrower, and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC., a Delaware corporation

	By:	/s/ Mark Bierley
	Name:	Mark Bierley
	Title:	Senior Vice President,
Chief Financial Officer and Secretary

THE PANTRY, INC.
FIRST AMENDMENT

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), as Administrative Agent and as a Lender

	By:	/s/ Andrea S. Chen
	Name:	ANDREA S. CHEN
	Title:	DIRECTOR

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cooperative Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch,, as a Lender

	By:	/s/ Theodore W. Cox
	Name:	Theodore W. Cox
	Title:	Executive Director

	By:	/s/ Andrew Sherman
	Name:	Andrew Sherman
	Title:	Managing Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

	By:	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Managing Director

	By:	/s/ Marcus Edward
	Name:	Marcus Edward
	Title:	Managing Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

	By:	/s/ Peter F. Crispino
	Name:	Peter F. Crispino
	Title:	Duly Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Capital One Leverage Finance Corporation, as a Lender

	By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	BMO Harris Financing, Inc. Formerly known as BMO Capital Markets Financing, Inc. as a Lender

	By:	/s/ Philip Langheim
	Name:	Philip Langheim
	Title:	Managing Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	RAYMOND JAMES BANK, FSB, as a Lender

	By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Allied Irish Banks p.l.c., as a Lender

	By:	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President

	By:	/s/ Edwin Holmes
	Name:	Edwin Holmes
	Title:	Assistant Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	JPMORGAN CHASE BANK, N.A. as a Lender

	By:	/s/ Patrick S. Thornton
	Name:	Patrick S. Thornton
	Title:	Executive Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	RB International Finance (USA) LLC, as a Lender

	By:	/s/ John A. Valiska
	Name:	JOHN A. VALISKA
	Title:	First Vice President

	By:	/s/ Marta Miller
	Name:	MARTA MILLER
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Regions Financial Corp., as a Lender

	By:	/s/ David Houser
	Name:	David Houser
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SUNTRUST BANK, as a Lender

	By:	/s/ Garrett O’Malley
	Name:	Garrett O’Malley
	Title:	Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

	By:	/s/ Michael Paul
	Name:	Michael Paul
	Title:	Senior Vice President

	By:	/s/ Dan Luby
	Name:	Dan Luby
	Title:	Assistant Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	United Overseas Bank Limited, New York Agency as a Lender

	By:	/s/ K. Jin Koh
	Name:	K. Jin Koh
	Title:	Senior Vice President

	By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	Assistant Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	State Bank of India as a Lender

	By:	/s/ C. Sreenivasulu Setty
	Name:	C. Sreenivasulu Setty
	Title:	Vice President & Head (Syndications)

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	THE SUMITOMO TRUST AND BANKING CO.,LTD., NEW YORK BRANCH, as a Lender

	By:	/s/ Albert C. Tew II
	Name:	ALBERT C. TEW II
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Compass Bank, successor in interest to Guaranty Bank as a Lender

	By:	/s/ Ramon Garcia
	Name:	Ramon Garcia
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	EAST WEST BANK, as a Lender

	By:	/s/ Andrew Maria
	Name:	Andrew Maria
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	ARES VR CLO LTD ARES VR CLO LTD. BY: ARES CLO MANAGEMENT VR, LP., ITS INVESTMENT MANAGER BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER as a Lender

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares VIR CLO Ltd., as a Lender ARES VIR CLO LTD ARES VIR CLO LTD. BY: ARES CLO MANAGEMENT VIR, LP., ITS INVESTMENT MANAGER BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares X CLO Ltd., as a Lender ARES X CLO LTD ARES X CLO LTD. BY: ARES CLO MANAGEMENT X, LP., ITS INVESTMENT MANAGER BY: ARES CLO GP X, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares XI CLO Ltd., as a Lender ARES XI CLO LTD ARES XI CLO LTD. BY: ARES CLO MANAGEMENT XI, LP., ITS INVESTMENT MANAGER BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares XII CLO Ltd., as a Lender ARES XII CLO LTD ARES XII CLO LTD. BY: ARES CLO MANAGEMENT XII, LP., ITS INVESTMENT MANAGER BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares NF CLO XIII Ltd., as a Lender Ares NF CLO XIII Ltd BY: Ares CLO XIII Management, L.P., its collateral manager BY: Ares CLO XIII Management, LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares NF CLO XIV Ltd., as a Lender Ares NF CLO XIV Ltd BY: Ares CLO XIV Management, L.P., its collateral manager BY: Ares CLO XIV Management, LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Ares NF CLO XV Ltd., as a Lender Ares NF CLO XV Ltd BY: Ares CLO XV Management, L.P., its collateral manager BY: Ares CLO XV Management, LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Confluent 2 Ltd., as a Lender CAAM CONFLUENT 2 LIMITED BY: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER BY: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:
                            Ares Enhanced Loan Investment Strategy II Ltd.,
                            as a Lender
ELIS II
ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.
BY: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER
       BY:  ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:
                            Ares Enhanced Loan Investment Strategy III Ltd.,
                            as a Lender
ARES ELIS III US
ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.
BY: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER
       BY:  ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	WellPoint Inc., as a Lender WELLPOINT, INC. BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Global Loan Opportunity Fund B.V., as a Lender GLOF. GLOBAL LOAN OPPORTUNITY FUND B.V. BY: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

	By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cent CDO 10 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cent CDO XI Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cent CDO 12 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cent CDO 14 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Cent CDO 15 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Centurion CDO VI, Ltd. By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Centurion CDO VII, Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Centurion CDO 8, Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Centurion CDO 9, Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	RiverSource Bond Series, Inc. – Columbia Floating Rate Fund as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Grayson & Co as a Lender by Boston Management and Research as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance Institutional Senior Loan Fund as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance Senior Income Trust as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance CDO VIII, Ltd. as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Senior Debt Portfolio as a Lender by Boston Management and Research as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance Limited Duration Income Fund as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance Senior Floating-Rate Trust as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance CDO IX Ltd. as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance VT Floating-Rate Income Fund as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance CDO X PLC as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio as a Lender by Eaton Vance Management as Investment Sub-Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Eaton Vance Floating Rate Income Trust as a Lender by Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael Botthof
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	505 CLO I LTD., as a Lender

	By:	/s/ Roger M. Burns
	Name:	Roger M. Burns
	Title:	CIT ASSET MANAGEMENT LLC EXECUTIVE VP

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CIT CLO I LTD., as a Lender

	By:	/s/ Roger M. Burns
	Name:	Roger M. Burns
	Title:	CIT ASSET MANAGEMENT LLC EXECUTIVE VP

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CALLIDUS DEBT PARTNERS CLO FUND IV, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CALLIDUS DEBT PARTNERS CLO FUND V, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CALLIDUS DEBT PARTNERS CLO FUND VI, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CALLIDUS DEBT PARTNERS CLO FUND VII, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	MAPS CLO FUND I, LLC By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	MAPS CLO FUND II, LLC By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LCM II LIMITED PARTNERSHIP By: LCM Asset Management LLC As Collateral Manager, as a Lender

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LCM III, Ltd. By: LCM Asset Management LLC As Collateral Manager, as a Lender

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LCM IV, Ltd. By: LCM Asset Management LLC As Collateral Manager, as a Lender

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

 [signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LCM V, Ltd. By: LCM Asset Management LLC As Collateral Manager, as a Lender

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LCM VI, Ltd. By: LCM Asset Management LLC As Collateral Manager, as a Lender

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	KATONAH VII CLO LTD, as a Lender

	By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors,L.L.C. As Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	KATONAH VIII CLO LTD, as a Lender

	By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors,L.L.C. As Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	KATONAH IX CLO LTD, as a Lender

	By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors,L.L.C. As Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	KATONAH X CLO LTD, as a Lender

	By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors,L.L.C. As Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	KATONAH 2007-I CLO LTD, as a Lender

	By:	/s/ Daniel Gilligan
	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer Katonah Debt Advisors,L.L.C. As Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SAN GABRIEL CLO I LTD, as a Lender By: Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director and Portfolio Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SHASTA CLO I LTD., as a Lender By: Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director and Portfolio Manager

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	WHITNEY CLO I LTD., as a Lender By: Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director and Portfolio Manager

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SIERRA CLO II LTD., as a Lender By: Apidos Capital Management LLC On behalf of Resource Capital Asset Management (RCAM)

	By:	/s/ Vincent M. Ingato
	Name:	Vincent M. Ingato
	Title:	Managing Director and Portfolio Manager

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	ATLANTIS FUNDING LTD., By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	BELHURST CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CELTS CLO 2007 -1 LTD. By: INVESCO Senior Secured Management, Inc. As Portfolio Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	CHAMPLAIN CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. As Investment Adviser as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Adviser as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	LIMEROCK CLO I By: INVESCO Senior Secured Management, Inc. As Investment Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Qualcomm Global Trading, Inc. By: Invesco Senior Secured Management, Inc. As Investment Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	SARATOGA CLO I, LIMITED. By: INVESCO Senior Secured Management, Inc. As the Asset Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Invesco Van Kampen Senior Income Trust. By: Invesco Senior Secured Management, Inc. As Sub-Adviser as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc. As Sub-Adviser as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager as a Lender

	By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	The Foothill Group, Inc. as a Lender

	By:	/s/ Jack Salehian
	Name:	Jack Salehian
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Blue Shield of California as a Lender

	By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Franklin CLO VI, Ltd., as a Lender

	By:	/s/ David Ardini
	Name:	David Ardini, Franklin Advisers, Inc. as Collateral Manager
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	AMMC VII, LIMITED By: American Money Management Corp., as Collateral Manager as a Lender

	By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	MainStay VP Floating Rate Portfolio a series of MainStay VP Funds Trust By: New York Life Investment Management LLC, its Investment Manager as a Lender

	By:	/s/ Jeanne M. Cruz
	Name:	Jeanne M. Cruz
	Title:	Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	MainStay Floating Rate Fund a series of MainStay Funds Trust By: New York Life Investment Management LLC, its Investment Manager as a Lender

	By:	/s/ Jeanne M. Cruz
	Name:	Jeanne M. Cruz
	Title:	Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:
Galaxy III CLO, Ltd.
By: PineBridge Investments LLC.
its Collateral Manager

Galaxy V CLO, Ltd.
By: PineBridge Investments LLC.
its Collateral Manager

Galaxy VI CLO, Ltd.
By: PineBridge Investments LLC.
its Collateral Manager
as a Lender

	By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[signature pages continue]

THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	DENALI CAPITAL CLO VII, LTD. as a Lender by Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

	By:	/s/ Kelli C. Marti
	Name:	Kelli Marti
	Title:	Senior Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Del Mar CLO I, Ltd. By: Caywood –Scholl Capital Management, LLC as Collateral Manager as a Lender

	By:	/s/ Jim Dudnick
	Name:	Jim Dudnick
	Title:	Vice President

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	NACM CLO I. as a Lender

	By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	VP, Authorized Signatory

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Lime Street CLO, Ltd.. as a Lender

	By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

	By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	VEER CASH FLOW CLO, LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

	By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Golub Capital Management CGCU I as a Lender

	By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Designated Signator

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THE PANTRY, INC.
FIRST AMENDMENT

LENDERS:	Genesis CLO 2007-1 Ltd. as a Lender by GLG Ore Hill LLC, its Collateral Manager

	By:	/s/ Marshall E. Stearns
	Name:	Marshall E. Stearns
	Title:	Managing Director